SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2008 (July 14, 2008)

Commission File Number	Registrant, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification Number

001-32206	GREAT PLAINS ENERGY INCORPORATED	43-1916803
(A Missouri Corporation)
1201 Walnut Street
Kansas City, Missouri 64106
(816) 556-2200

NOT APPLICABLE
(Former name or former address, if changed since last report)

000-51873	KANSAS CITY POWER & LIGHT COMPANY	44-0308720
(A Missouri Corporation)
1201 Walnut Street
Kansas City, Missouri 64106
(816) 556-2200

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This combined Current Report on Form 8-K/A is being filed by Great Plains Energy Incorporated (Great Plains Energy) and Kansas City Power & Light Company (KCP&L).  KCP&L is a wholly owned subsidiary of Great Plains Energy and represents a significant portion of its assets, liabilities, revenues, expenses and operations.  Thus, all information contained in this report relates to, and is filed by, Great Plains Energy.  Information that is specifically identified in this report as relating solely to Great Plains Energy, such as its financial statements and all information relating to Great Plains Energy’s other operations, businesses and subsidiaries, including Aquila, Inc., does not relate to, and is not filed by, KCP&L.  KCP&L makes no representation as to that information.  Neither Great Plains Energy nor Aquila has any obligation in respect of KCP&L’s debt securities and holders of such securities should not consider Great Plains Energy’s or Aquila’s financial resources or results of operations in making a decision with respect to KCP&L’s debt securities.  Similarly, KCP&L has no obligation in respect of securities of Great Plains Energy or Aquila.

Item 2.01	Completion of Acquisition or Disposition of Assets

This Amendment No. 1 amends the combined Current Report on Form 8-K dated July 14, 2008, as filed with the Securities and Exchange Commission on July 18, 2008 (the “July 8-K”) related to Great Plains Energy’s acquisition of Aquila.  As disclosed in Item 2.01 of the July 8-K, which is incorporated by reference herein, the acquisition of Aquila by Great Plains Energy was completed on July 14, 2008.  Immediately prior, Aquila sold its Colorado electric utility assets and its Colorado, Iowa, Kansas and Nebraska gas utility assets (the “Asset Sale Transactions”) to Black Hills Corporation (“Black Hills”).

Amendment No. 1 amends the July 8-K to include the audited financial statements of Aquila for the three years ended December 31, 2007, the unaudited Aquila consolidated balance sheet as of March 31, 2008, and the related unaudited Aquila consolidated statements of income, comprehensive income, and cash flows for the three-month periods ended March 31, 2008 and 2007 (collectively, the ”Aquila Financial Statements”), and the pro forma financial information (the “Pro Forma Financial Information”) as required by Items 9.01(a) and (b) of Form 8-K.  As the Asset Sale Transactions were completed immediately before Great Plains Energy completed its acquisition of Aquila, the Aquila Financial Statements reflect the Asset Sale Transactions as discontinued operations.  The Pro Forma Financial Information includes unaudited pro forma condensed combined statements of income for the year ended December 31, 2007, and the quarter ended March 31, 2008, and the unaudited pro forma condensed combined balance sheet as of March 31, 2008, for Great Plains Energy, reflecting the Aquila acquisition subsequent to the Asset Sale Transactions.  The underlying unaudited pro forma condensed consolidated statements of income and unaudited pro forma condensed consolidated balance sheet for Aquila, reflecting the Asset Sale Transactions, are also provided in the Pro Forma Financial Information.

Item 9.01	Financial Statements and Exhibits

(a) Financial statements of businesses acquired

The Aquila, Inc., audited consolidated balance sheets as of December 31, 2007 and 2006, and the related consolidated statements of income, comprehensive income, and cash flows for each of the years in the three-year period ended December 31, 2007, reflecting the Asset Sale Transactions as discontinued operations, are filed as Exhibit 99.1 to this Amendment No. 1 and incorporated herein by reference.

The Aquila, Inc. unaudited consolidated balance sheet as of March 31, 2008, and the related unaudited consolidated statements of income, comprehensive income, and cash flows for the three-month periods ended March 31, 2008 and 2007, reflecting the Asset Sale Transactions as discontinued operations, are filed as Exhibit 99.2 to this Amendment No. 1 and incorporated herein by reference.

(b) Pro forma financial information

The Great Plains Energy Incorporated unaudited pro forma condensed combined statements of income for the year ended December 31, 2007, and the three months ended March 31, 2008, and unaudited pro forma condensed combined balance sheet as of March 31, 2008, reflecting the Aquila acquisition subsequent to the Asset Sale Transactions, and the underlying Aquila, Inc., unaudited pro forma condensed consolidated statements of income for the year ended December 31, 2007, and the quarter ended March 31, 2008, and unaudited pro forma condensed consolidated balance sheet for Aquila, reflecting the Asset Sale Transactions, and notes thereto are filed as Exhibit 99.3 to this Amendment No. 1 and incorporated herein by reference.

(d) Exhibit No.

23.1	Consent of KPMG LLP

99.1	Aquila, Inc., audited consolidated financial statements described in Item 9.01(a).
99.2	Aquila, Inc., unaudited consolidated financial statements described in Item 9.01(a).
99.3	Aquila, Inc., and Great Plains Energy Incorporated pro forma information described in Item 9.01(b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREAT PLAINS ENERGY INCORPORATED

/s/ Lori A. Wright
Lori A. Wright
Controller

KANSAS CITY POWER & LIGHT COMPANY

/s/ Lori A. Wright
Lori A. Wright
Controller

Date:  August 13, 2008